UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2019

TKK SYMPHONY ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38631	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Texas Kang Kai Capital Management (Hong Kong) Limited

2039, 2/F United Center,

95 Queensway Admiralty, Hong Kong

(Address of principal executive offices, including Zip Code)

+852 6212 8493

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Ordinary Shares, par value $0.0001 per share	TKKS	The NASDAQ Stock Market LLC
Warrants, each exercisable for one-half of one Ordinary Share	TKKSW	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one Ordinary Share	TKKSR	The NASDAQ Stock Market LLC
Units, each consisting of one Ordinary Share, one Warrant and one Right	TKKSU	The NASDAQ Stock Market LLC

Item 8.01 Other Events.

On December 12, 2019, TKK Symphony Acquisition Corporation (the “Company”) announced that it will hold an extraordinary general meeting in lieu of the 2019 annual general meeting. A copy of the notice of shareholders’ meeting, the proxy statement and the proxy card are filed as Exhibits 99.1 to 99.3. The proxy statement and related materials are being filed under cover of Form 8-K because the Company is a foreign private issuer that is not subject to Regulation 14A under the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Notice of Extraordinary General Meeting of the Shareholders of the Company (“Special Meeting”)
99.2	Proxy Statement with respect to the Special Meeting
99.3	Proxy Card with respect to the Special Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKK Symphony Acquisition Corporation

Date: December 12, 2019	By:	/s/ Sing Wang
Sing Wang
Chief Executive Officer

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